UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 9, 2019 (April 9, 2019)

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
As previously disclosed, Daniel S. Och had previously delivered a resignation as Chairman of the Board of Directors (the “Board”) of Och-Ziff Capital Management Group LLC (the “Company”) effective as of March 31, 2019. On April 9, 2019, the Board appointed Richard G. Ketchum as Chairman of the Board, effective immediately.
Before his current service to the Company, Mr. Ketchum served as Chairman of the Board of Governors (2007-2016) and CEO (2009-2016) of the Financial Regulatory Authority, Inc. (FINRA). Prior to joining FINRA, Mr. Ketchum served as Chief Executive Officer of New York Stock Exchange Regulation from 2006 to 2009, and previously as Chief Regulatory Officer of the New York Stock Exchange (NYSE) from March 2004. He has also served as Chief Legal Officer and General Counsel of the Global Corporate Investment Bank of Citigroup, Inc. from June 2003 to March 2004. Prior to that, Mr. Ketchum spent 13 years at the National Association of Securities Dealers Inc. (NASD) in various roles, including as President. Prior to working at the NASD, he spent 13 years at the U.S. Securities and Exchange Commission, eight of those as Director of the Division of Market Regulation.
Since April 2017, Mr. Ketchum has been a director of MarketAxess Holdings Inc., where he serves as a member of the Risk Committee. Mr. Ketchum is also a board member of GSS, a subsidiary of BNY Mellon and SBH, the owner and operator of Saint Barnabas Hospital, New York. He is a member of the bar in both New York and the District of Columbia and earned his J.D. from the New York University School of Law in 1975 and his B.A. from Tufts University in 1972.

Forward-Looking Statements
The information contained in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s current views with respect to, among other things, the transactions described herein; its effect on the Company, including on the Company’s cash flows, balance sheet and earnings; the Company’s ability to create value; the Company’s growth prospects; the anticipated benefits of changing the Company’s tax classification from a partnership to a corporation and subsequently converting from a limited liability company into a corporation and the Company’s ability to complete the Company’s conversion from a limited liability company into a corporation on a timely basis or at all; and future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve,” “see,” “think,” “position” or the negative version of those words or other comparable words.
Any forward-looking statements contained in this Current Report on Form 8-K are based upon historical information and on the Company’s current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved.
The Company cautions that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight and fiscal and tax policy; the outcome of third-party litigation involving the Company; the consequences of the Foreign Corrupt Practices Act settlements with the SEC and the U.S. Department of Justice; and whether the Company realizes all or any of the anticipated benefits from the transactions described herein; whether the transactions described herein result in any increased or unforeseen costs, indemnification obligations or have an impact on the Company’s ability to retain or compete for professional talent or investor capital; conditions impacting the alternative asset management industry; the Company’s ability to retain existing investor capital; the Company’s ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company’s ability to retain its active executive managing directors, managing directors and other investment professionals; the Company’s successful formulation and execution of its business and growth strategies; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business; and assumptions relating to the Company’s operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity.
If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, dated March 15, 2019, as well as may be updated from time to time in the Company’s other SEC filings. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The Company does not undertake to update any forward-looking statement because of new information, future developments or otherwise.
This Current Report on Form 8-K does not constitute an offer of any Company fund.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Registrant)

By:	/s/ Thomas M. Sipp
Thomas M. Sipp
Chief Financial Officer and Executive Managing Director
April 9, 2019